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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Daniel W. Rumsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of P-Com, Inc. on Form 10-Q for the three months ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of P-Com, Inc.

By:  /s/  DANIEL W. RUMSEY
    -----------------------------
    Name: Daniel W. Rumsey
    Title: Interim Chief Financial Officer
   (Principal Financial Officer)

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